Consent of Independent Certified Public Accountants


                                                                   June 18, 2002

    We hereby consent to the use in this Registration Statement on Form SB-2/A Amendment Number 2 of our report date June 12, 2002, relating to the financial statements of Filtering Associates, Inc., and the reference to our firm under the Caption "Experts" in the Prospectus.



                                    /s/ Lesley, Thomas, Schwarz & Postma, Inc.
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                                    Lesley, Thomas, Schwarz & Postma, Inc.
                                    A Professional Accountancy Corporation
                                    Newport Beach, California